Electronically Filed
12/31/2020 7:56 AM
Steven D. Grierson
CLERK OF THE COURT

NOTC

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of	)	CASE NO.: A-20-825346-B
	)	DEPT NO.: XXVII
ARAX HOLDINGS CORP., a Nevada Corporation	)	
[Nevada Entity No. E0111492012-9],	)	
	)	
(Petition of Custodian Ventures, LLC)	)	
______________________________________	)	

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 30th day of December, 2020 the attached Order Appointing Custodian was entered in the above-captioned case.

Dated this 30th day of December, 2020.

CHASEY LAW OFFICES

/s/ Peter Chasey

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

CERTIFICATE OF SERVICE

I hereby certify that on the 31st day of December, 2020, I served a true and complete copy of the foregoing ***NOTICE OF ENTRY OF ORDER*** by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

Steven J. Keough
Arax Holdings Corp.
2329 N. Career Avenue, Suite 317
Sioux Falls, SD 57107

Vstock Transfer, LLC
18 Lafayette Place
Woodmere, NY 11598

Shannon Bernosky
AN EMPLOYEE OF CHASEY LAW OFFICES

Electronically Filed
12/30/2020 12:20 PM
CLERK OF THE COURT

ORDR

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of ARAX HOLDINGS CORP., a Nevada Corporation [Nevada Entity No. E0111492012-9], (Petition of Custodian Ventures, LLC),	CASE NO.: A-20-825346-B DEPT NO.: XXVII **ORDER APPOINTING CUSTODIAN [NRS 78.347(1)(B)]**

THE COURT, having considered Petitioner, CUSTODIAN VENTURES, LLC's Motion for Appointment of Custodian for ARAX HOLDINGS CORP., a Nevada Corporation [Nevada Entity No. E0111492012-9], proper notice having been given to the officers and directors of ARAX HOLDINGS CORP. pursuant to NRS 78.750(2), no opposition having been received, and good cause appearing,

IT IS ORDERED, ADJUDGED AND DECREED that:

1. Petitioner CUSTODIAN VENTURES, LLC is appointed custodian of ARAX HOLDINGS CORP.

2. CUSTODIAN VENTURES, LLC shall revive and/or reinstate ARAX HOLDINGS CORP. with the Nevada Secretary of State.

3. CUSTODIAN VENTURES, LLC shall appoint officers and directors to serve during the Custodianship of ARAX HOLDINGS CORP.

///

4. CUSTODIAN VENTURES, LLC is authorized to take reasonable and prudent action on behalf of ARAX HOLDINGS CORP., including negotiating and compromising debt, executing contracts and other agreements, filing Amendments to Articles of Incorporation to change the corporation's name, authorize additional shares, authorize additional classes of shares, remove classes of preferred shares, convert and compromise existing preferred shares; and initiating litigation in ARAX HOLDINGS CORP.'s name as deemed reasonable and prudent in connection with or related to the performance of the Custodian's duties.

5. CUSTODIAN VENTURES, LLC shall provide reasonable notice to all shareholders of record of a shareholders meeting to be held after this Order is entered, and the shareholders who attend such meeting, whether in person or by proxy, shall constitute a quorum sufficient for all purposes of the meeting.

6. The record transfer agent for ARAX HOLDINGS CORP. is hereby authorized and directed to cooperate with CUSTODIAN VENTURES, LLC concerning delivery of the shareholder list for ARAX HOLDINGS CORP.

7. CUSTODIAN VENTURES, LLC shall file a Custodian Amendment to the Articles of Incorporation for ARAX HOLDINGS CORP. with the Nevada Secretary of State containing the following disclosures and statements:

(a) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning CUSTODIAN VENTURES, LLC, or its affiliates or subsidiaries.

(b) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that ARAX HOLDINGS CORP. comply with Chapter 78 of the Nevada Revised Statutes.

(c) A statement that as Custodian, CUSTODIAN VENTURES, LLC, is authorized to continue the business of ARAX HOLDINGS CORP. for the benefit of the corporation and its shareholders.

(d) A statement that CUSTODIAN VENTURES, LLC will reinstate ARAX HOLDINGS CORP.'s charter to do business in the State of Nevada.

(e) Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

8. CUSTODIAN VENTURES, LLC, as custodian of ARAX HOLDINGS CORP., shall submit a report to this Court of the actions taken by the Custodian every 3 months from the date of Notice of Entry of this Order while the custodianship remains active.

IT IS SO ORDERED.

Dated this 30th day of December, 2020

Nancy L. Allf

DISTRICT COURT JUDGE

7C9 D5A CAB5 EDEE
Nancy Allf
District Court Judge

Respectfully Submitted by:
CHASEY LAW OFFICES

/s/ Peter Chasey

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

Custodian Ventures, LLC, Plaintiff(s) vs. Arax Holdings Corp., Defendant(s)	CASE NO: A-20-825346-B DEPT. NO. Department 27

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 12/30/2020

Peter Chasey	peter@chaseylaw.com